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                                                                    EXHIBIT 10.6

                              NOTICE OF APPOINTMENT

                                           August 28, 2003

Wachovia Bank, National Association
One Wachovia Center
301 South College Street
Charlotte, NC  28288

Ladies and Gentlemen:

      Reference is made to that certain Intercreditor and Agency Agreement, dated as of April 19, 1995, as amended (the "COLLATERAL AGENCY AGREEMENT"), by and among AmeriGas Propane, L.P., AmeriGas Propane, Inc., Petrolane Incorporated, the Restricted Subsidiaries of AmeriGas Propane, L.P., Bank of America, N.A., as Agent and as Collateral Agent, Mellon Bank, N.A., as Cash Collateral Sub-Agent, and each of the Note Holders and Parity Lenders that is a party thereto. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Collateral Agency Agreement.

      In accordance with the terms of Section 12(a) of the Collateral Agency Agreement, we have received the consent of the Requisite Holders (the "CONSENT") to the appointment of Wachovia Bank, National Association ("WACHOVIA") as Collateral Agent under the Collateral Agency Agreement. Pursuant to the terms of the Consent, you shall assume the duties of Collateral Agent as of August 28, 2003.

      We hereby indemnify Wachovia against any loss, expense, liability or obligation arising out of or in connection with the acceptance and the performance of its duties under the Collateral Agency Agreement and under the Security Documents, except for any loss, expense, liability or obligation resulting from the gross negligence or willful misconduct of the Collateral Agent.

                                      AMERIGAS PROPANE, L.P.


                                      By:  Robert W. Krick
                                           ------------------------------
                                      Name:
                                      Title:

AGREED AND ACCEPTED:

WACHOVIA BANK, NATIONAL
ASSOCIATION

By:  Lawrence P. Sullivan
     ----------------------
Name:
Title: